                                                                    EXHIBIT 24.1

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.


                                                       /s/ Alan B. Coleman
                                                     ---------------------------
                                                     Alan B. Coleman
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.


                                                      /s/ Dan W. Cook III
                                                     ---------------------------
                                                     Dan W. Cook III
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.


                                                      /s/ Juan L. Elek
                                                     ---------------------------
                                                     Juan L. Elek
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.


                                                    /s/ William J Gillilan III
                                                   -----------------------------
                                                   William J Gillilan III
                                                   Director
                                                   Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints David W. Quinn, with full power of substitution in the premises, as his true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.


                                                      /s/ Laurence E. Hirsch
                                                     ---------------------------
                                                     Laurence E. Hirsch
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20 day of May, 1996.




                                                  /s/ Clint W. Murchison, III
                                                 -------------------------------
                                                 Clint W. Murchison, III
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.




                                                      /s/ Charles H. Pistor
                                                     ---------------------------
                                                     Charles H. Pistor
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.




                                                      /s/ David W. Quinn
                                                     ---------------------------
                                                     David W. Quinn
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.




                                                      /s/ Paul R. Seegers
                                                     ---------------------------
                                                     Paul R. Seegers
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1996, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 1996.




                                                      /s/ Paul T. Stoffel
                                                     ---------------------------
                                                     Paul T. Stoffel
                                                     Director
                                                     Centex Corporation